SECOND AMNDMENT
                                 ---------------
                                     OF THE
                                     ------
                           INTERIM OPERATING AGREEMENT
                           ---------------------------


     This Second Amendment of the Interim Operating Agreement (this "Second Amendment") is made and entered into effective as of the __ day of December, 1998, by and among Wilson Technologies Incorporated, a California corporation ("WTI"), a wholly-owned subsidiary of Zimmerman Holding, Inc., a California corporation ("ZHI"), and ZHI, on the one hand, and Wilson Acquisition Corporation, a Delaware corporation ("WAC"), a wholly-owned subsidiary of Penn Octane Corporation, a Delaware corporation ("POC"), and POC, on the other hand.

     A. The above-named parties to this Second Amendment (the "Parties") are parties to that certain Amendment of the Interim Operating Agreement dated as of March 21, 1997 (the "First Amendment").

     B. Pursuant to the First Amendment, the Parties terminated (i) that certain Purchase Agreement dated March 7, 1997 among the Parties, and (ii) that certain Interim Operating Agreement dated March 7, 1997 among the Parties, except to the extent set forth in the First Amendment and in Paragraph 15 of the Purchase Agreement.

     C. Pursuant to Section 1 of the First Amendment WTI was to receive $xxxxxx in the form of a note payable 20% per year with interest at the prime rate with the first payment due June 5, 1998 (the "Note Payments"), and pursuant to
Section 6 of the First Amendment, WTI was to receive royalties as set forth in such Section 6 (the "Royalty Payments").

     D. The Parties desire to further amend the First Amendment and the Interim Operating Agreement and to resolve all payment obligations between the Parties in connection with the Note Payments and the Royalty Payments.


                                    AGREEMENT
                                    ---------

     THEREFORE, in consideration of the Recitals and the mutual covenants and agreements contained herein, and contingent upon ZHI's timely receipt of the "Stock" has hereinafter defined, it is agreed by and between the Parties that the First Amendment and the Interim Operating Agreement, and further amended as follows:

     1. Modifications of First Amendment. Within ten (10) business day after the
        --------------------------------
execution of this Second Amendment, WAC and POC shall deliver to ZHI 53,884 Rule 144 Shares of POC common stock issued in the name of ZHI (the "Stock") which shall be accepted by ZHI and WTI in the full satisfaction and payment of the following:

          (a) The Note Payments now due or payable in the future, so that no further payments shall be due or payable by WAC and/or POC and Section 1 of
                      -----
     the First Amendment is modified to such extent; and

          (b) The Royalty Payments now due or payable in the future by WAC and/or POC after giving effect and taking into consideration any and all offsets to such Royalty Payments made through the date of this Second Amendment, so that no further payments shall be due or payable and Section 6 of the First Amendment is modified to such extent.

     It is acknowledged by the Parties that upon receipt of the Stock by ZHI, the note Payments and the Royalty Payments will be deemed satisfied and pay in full and WAC an/or POC shall not have any obligation to make any further payments in connection with either the Note Payment or the Royalty Payments and WAC and/or POC are not required to make any further payments in connection with any agreement described herein. It is further acknowledged that the determining the amount of the Stock the Parties have taken into account the offsets made against the Royalty Payment up to the date of this Second Amendment as set forth in Section 6 of the First Amendment and that no payment or reimbursement for such offset shall be required because the amount of the Stock is based upon the amounts due under the Note Payment and the net amount currently due and payable under the Royalty Payment. The Parties agree that, upon the execution of this Second Amendment by both Parties, neither Party has any obligation to make any further payments to the other Party.

     2. Miscellaneous.
        -------------

          2.1 Attorneys'  Fees. If any legal action or any  arbitration or other
              -----------------
proceeding is brought for the enforcement of this Second Amendment, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Second Amendment, the successful or prevailing Party shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which the Party may be entitled.

          2.2 Successors and Assigns.  This Second Amendment shall be binding on
              ----------------------
and shall inure to the benefit of the heirs, administrators, representatives, executors, successors and assigns of the Parties.

          2.3 Time is of the Essence.  Time is of the essence in the performance
              ----------------------
of each and every obligations to be performed by the Parties as set forth herein.

          2.4 Choice of Law.  This  Second  Amendment  shall be  governed by and
              -------------
construed in accordance with the laws of the State of California (without regard to conflicts of law principles).

          2.5  Headings.  The  subject  headings  of the  Section of this Second
               --------
Amendment are included for purposes of convenience only and shall not affect the construction or interpretation of any of this Second Amendment's provisions.

          2.6 Amendment.  This Second Amendment shall not be amended or modified
              ---------
in any way without the written consent of all the Parties.

          2.7 Counterparts.  This Second Amendment may be executed in any number
              ------------
of counterparts, each of which shall be deemed an original, but all of which shall together constitute a single agreement.

     IN WITNESS WHEREOF, the Parties have caused this Second Amendment to be executed effective as of the date first set forth above.


                          WAC
                          ---

                          WILSON ACQUISITION CORPORATION, a Delaware corporation


                          By:


                          Title:



                          POC
                          ---

                          PENN  OCTANE  CORPORATION,
                          A  Delaware  corporation


                          By:


                          Title:



                          WTI
                          ---

                          WILSON  TECHNOLOGIES  INCORPORATED,  a
                          California  corporation


                          By:


                          Title:

[Signatures  continued  on  next  page]

                          ZHI
                          ---

                          ZIMMERMAN  HOLDINGS,  INC.,  a
                          California  corporation


                          By:


                          Title: